SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

(Mark One)
         Filed by the Registrant                       [X]
         Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive   Additional  Materials
[ ]      Soliciting  Materials  Pursuant  to  Section  240.14a-11(c) or  Section
         240.14a-12


                        DALLAS SEMICONDUCTOR CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

          1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES: .

          2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:    .

          3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11: . (Set forth the amount on which the filing fee is calculated and state how it was determined.)

          4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:                .

          5)   TOTAL FEE PAID:                                                 .

[ ]       Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   AMOUNT PREVIOUSLY PAID:                                         .

          2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:                   .

          3)   FILING PARTY:                                                   .

          4)   DATE FILED:                                                     .

                                                                PRELIMINARY COPY
                                                                ----------------


                        DALLAS SEMICONDUCTOR CORPORATION
                           4401 SOUTH BELTWOOD PARKWAY
                            DALLAS, TEXAS 75244-3292


                                November 24, 1999




Dear Stockholders:

I am pleased to invite you to attend the Special Meeting of Stockholders of Dallas Semiconductor Corporation ("Company") to be held at 8:30 a.m. local time, December 21, 1999, at the offices of the Company located at 4401 South Beltwood Parkway, Dallas, Texas 75244.

At the meeting, you will be asked to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40 million shares to 100 million shares. Currently, there are approximately 30 million shares of Common Stock issued and outstanding and approximately [___] million additional shares have been reserved for issuance under the Company's stock option plans. The proposed increase is intended to ensure that an adequate number of authorized shares of Common Stock will be available to the Company, if and when needed, for any recapitalization, growth and/or any other lawful purpose. Stockholders will also transact any other business that may properly come before the meeting.

The Company's Board of Directors has approved the proposed amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock and recommends that you vote FOR the approval of such proposal.

The formal Notice of Special Meeting of Stockholders and Proxy Statement accompanying this letter provide detailed information concerning the matters to be considered and acted upon at the meeting.

It is important that your shares be represented at the meeting, whether or not you attend personally. I urge you to sign, date and return the enclosed proxy in the postage-paid, addressed envelope provided at your earliest convenience.


                                           C.V. Prothro
                                           Chairman of the Board of Directors,
                                           President and Chief Executive Officer

                                                                PRELIMINARY COPY
                                                                ----------------

                        DALLAS SEMICONDUCTOR CORPORATION
                           4401 SOUTH BELTWOOD PARKWAY
                            DALLAS, TEXAS 75244-3292
                                 (972) 371-4000


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 21, 1999


To the Stockholders of
Dallas Semiconductor Corporation

     Notice is hereby given that a Special Meeting of Stockholders ("Special Meeting") of Dallas Semiconductor Corporation, a Delaware corporation ("Company"), will be held at the office of the Company located at 4401 South Beltwood Parkway, Dallas, Texas, on Tuesday, December 21, 1999, at 8:30 a.m. local time, for the following purposes:

     1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40 million shares to 100 million shares; and

     2. To transact such other business as may properly come before the meeting.

     It is desirable that as large a proportion as possible of the stockholders' interests be represented at the Special Meeting. Whether or not you plan to be present at the meeting, you are requested to date, sign and return the enclosed proxy, as soon as possible, in the postage-paid return envelope provided so that your stock will be represented. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting.

     Only stockholders of record at the close of business on November 15, 1999 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                             By Order of the Board of Directors,


                                             /s/ Marla K. Suggs
                                             -----------------------------------
                                             Marla K. Suggs,
                                             Secretary

Dallas, Texas
November 24, 1999

                                                                PRELIMINARY COPY
                                                                ----------------

                        DALLAS SEMICONDUCTOR CORPORATION
                           4401 SOUTH BELTWOOD PARKWAY
                            DALLAS, TEXAS 75244-3292
                      -------------------------------------

                               PROXY STATEMENT FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 21, 1999
                      -------------------------------------


This Proxy Statement is furnished to stockholders of Dallas Semiconductor Corporation, a Delaware corporation ("Company"), in connection with the solicitation of proxies by the Board of Directors of the Company ("Board of Directors") for use at the Special Meeting of Stockholders to be held at 8:30 a.m., local time, on December 21, 1999, at the office of the Company located at 4401 South Beltwood Parkway, Dallas, Texas ("Special Meeting"), and at any adjournment or postponement thereof. By executing and returning the enclosed proxy, you authorize the persons named therein to represent you and vote your shares at the Special Meeting, and at any adjournments or postponements thereof, in accordance with your instructions. Those persons may also vote your shares to adjourn or postpone the Special Meeting from time to time. A proxy may be revoked at any time before it is voted by voting in person at the Special Meeting, by the execution and delivery of a revised proxy bearing a later date, or by a written notice of revocation sent to the Secretary of the Company at the address set forth above that is received prior to the Special Meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

This Proxy Statement is first being mailed to the Company's stockholders on or about November 24, 1999.

                     RECORD DATE; OUTSTANDING CAPITAL STOCK

The record date for stockholders entitled to notice of, and to vote at, the Special Meeting is November 15, 1999. At the close of business on that date, the Company had issued and outstanding and entitled to receive notice of, and to vote at, the Special Meeting [__________] shares of Common Stock, $.02 par value ("Common Stock"). No other class of securities of the Company is entitled to notice of, or to vote at, the Special Meeting.

                    ACTION TO BE TAKEN AT THE SPECIAL MEETING

The accompanying proxy, unless the stockholder specifies otherwise, will be voted:

1. FOR the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40 million shares to 100 million shares; and

2. In the discretion of the proxyholders, as to the transaction of such other business as may properly come before the Special Meeting.

Where stockholders have appropriately specified the manner in which their proxies are to be voted, they will be voted in such manner. If any other matter or business is brought before the Special Meeting, the proxyholders may vote the proxies in their discretion. The Board of Directors is not presently aware of any other matters or business to be brought before the Special Meeting.


                                QUORUM AND VOTING

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting. In deciding each matter to be voted on at the Special Meeting, a holder is entitled to one vote, in person or by proxy, for each share of Common Stock held in his name on the record date. With respect to the adoption of the proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock ("Amendment"), under applicable law, the Amendment must be approved by the holders of a majority of the outstanding Common Stock. Assuming a quorum is present, votes to "abstain" and "broker non-votes" would have the effect of negative votes on the adoption of the Amendment.

                             PRINCIPAL STOCKHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth information, as of November 15, 1999, concerning:

          o each beneficial owner known to the Company of more than 5% of Dallas Semiconductor's Common Stock;

          o beneficial ownership by all executive officers and directors of the Company; and

          o beneficial ownership by all Dallas Semiconductor directors and executive officers as a group.

          The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the

          Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. Except for the percentages of certain parties that hold options ("Options") to purchase shares of the Company's Common Stock indicated in the following table, the percentages indicated are based on _________ shares of Common Stock issued and outstanding on the Record Date. In the case of parties holding Options, the percentage ownership is calculated on the assumption that the shares of Common Stock underlying such Options are outstanding.

                           BENEFICIAL OWNERSHIP TABLE

NAME AND ADDRESS OF                       AMOUNT AND NATURE OF        PERCENT OF
BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP          CLASS
-------------------                       --------------------        ----------

FMR Corp.(1)
82 Devonshire Street
Boston, Massachusetts  02109                  2,990,000(1)              10.389%

Neuberger Berman, LLC(2)                      1,988,800(2)               7.0%
Neuberger Berman Management Inc.
605 Third Avenue
New York, New York  10158

J & W Seligman & Co., Incorporated(3)         1,096,600(3)               3.81%
Seligman Communications & Information
   Fund, Inc.
William C. Morris
100 Park Avenue - 8th Floor
New York, New York  10006

----------

(1) FMR Corp. ("FMR"), acting through its subsidiary, Fidelity Management & Research Company ("Fidelity"), in its capacity as investment advisor to various investment companies ("Funds"), may be deemed to be the beneficial owner of 2,990,000 shares of Common Stock. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Common Stock. The interest of one person, Fidelity Low-Priced Stock Fund, an investment company registered under the Investment Company Act of 1940, having its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109, amounted to 2,000,000 shares or 6.949% of the Common Stock outstanding at the Record Date. Members of the Edward C. Johnson III family and trusts established for the benefit thereof may be deemed to form a controlling group with respect to FMR. Edward C. Johnson III, Chairman of FMR, and FMR (through its control of

     Fidelity) and the Funds each has sole power to dispose of the 2,881,900 shares owned by the Funds. Neither FMR nor Edward C. Johnson III has the sole power to vote or direct the voting of the shares of Common Stock owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of such shares under written guidelines established by the Funds' Boards of Trustees.

(2) Neuberger Berman, LLC and Neuberger Berman Management Inc. may be deemed to be beneficial owners of 1,988,800 shares of Common Stock . Various unrelated clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Common Stock. Neuberger Berman, LLC and Neuberger Berman Management Inc. have the shared power to dispose or to direct the disposition of 1,988,800 shares of the Common Stock, shared power to vote or to direct the vote of 1,165,000 shares of the Common Stock and sole power to vote or to direct the vote of 810,500 shares of Common Stock. The remaining balance of shares are for individual client accounts over which Neuberger Berman, LLC has shared power to dispose but not vote shares. Neuberger Berman, LLC and Neuberger Berman Management Inc. serve as sub-adviser and investment manager, respectively, of Neuberger Berman's various Mutual Funds, which ho ld such shares in the ordinary course of their business and not with the purpose nor with the effect of changing or influencing the control of the issuer. Neuberger Berman, LLC disclaims beneficial ownership of 2,000 shares of the Common Stock owned by principals of Neuberger Berman, LLC.

(3) J & W Seligman & Co., Incorporated ("JWS") may be deemed to beneficially own 1,096,600 shares of Common Stock, including 900,000 shares of Common Stock beneficially owned by Seligman Communications and Information Fund, Inc., for which JWS acts as investment advisor. William C. Morris ( "Morris"), as the owner of a majority of the outstanding voting securities of JWS, may be deemed to beneficially own 1,096,600 shares of Common Stock, as to which JWS and Morris share dispositive power. JWS and Morris share voting power with respect to 1,096,600 shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of the Company=s Common Stock, as of November 15, 1999, by (i) each director, (ii) each executive officer and (iii) all directors and executive officers as a group. Unless otherwise indicated, such shares of Common Stock are owned directly and the indicated person has sole voting and investment power.

                                            AMOUNT AND
                                            NATURE OF
                                            BENEFICIAL                  PERCENT
    NAME OF                                OWNERSHIP OF                   OF
BENEFICIAL OWNER                           COMMON STOCK                CLASS (1)

C. V. Prothro, Chairman of the Board,        [ ] (1)                       [ ]%
President and Chief Executive Officer

Chao C. Mai, Director and                    [ ] (1)                       [ ]%
Senior Vice President


Michael L. Bolan, Director and               [ ] (1)                       [ ]%
Vice President - Marketing
and Product Development

F. A. Scherpenberg, Vice President -         [ ] (1)(4)                    [ ]%
Computer Products

Jack von Gillern, Vice President -           [ ]                           [ ]%
Sales

Alan P. Hale, Vice President - Finance       [ ] (1)                       [ ]%

Richard L. King, Director                    [ ] (1)                       [ ]%

M. D. Sampels, Director                      [ ] (1)                       [ ]%

Carmelo J. Santoro, Director                 [ ] (1)(3)                    [ ]%

E. R. Zumwalt, Jr., Director                 [ ] (1)                       [ ]%

ALL DIRECTORS AND EXECUTIVE OFFICERS         [ ] (1)(2)(3)                 [ ]%
AS A GROUP (10 PERSONS)


----------

(1) Options for: C.V. Prothro, [ ]; Chao C. Mai, [ ]; Michael L. Bolan, [ ]; F.A. Scherpenberg, [ ]; Alan P. Hale, [ ]; Richard L. King, [ ]; M.D. Sampels, [ ]; Carmelo J. Santoro, [ ]; B.R. Zumwalt, Jr., [ ]; All Directors and Executive Officers as a Group, [ ].

(2) Mr. Prothro expressly disclaims beneficial ownership with respect to an aggregate of [ ] shares held for the benefit of his adult children.

(3) Includes [ ] shares owned by Carmelo J. Santoro and Nancy J. Santoro, Trustees for the Santoro Family Trust.

(4)  Mr. Scherpenberg retired from the Company on [7/__/99].

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

GENERAL

The Company's Restated Certificate of Incorporation as heretofore amended ("Certificate of Incorporation") currently authorizes the issuance of up to 5 million shares of Preferred Stock and 40 million shares of Common Stock. Of such authorized shares, at the record date, [___________] shares of Common Stock were issued and outstanding or reserved for issuance, as follows:

     Issued and outstanding                                           [________]
     Reserved for issuance under stock-option plans:
          Covered by  currently  outstanding  awards                [__________]
          Available  for  future  awards                            [__________]
               Total                                              [            ]
                                                                   ============

Of the 40 million authorized shares of Common Stock, an aggregate of [___________] shares of Common Stock are currently available for other purposes. The Board of Directors believes that such number of remaining available shares of Common Stock will be inadequate for the Company's future needs and that it is in the best interests of the Company and its stockholders to have a greater n umber of authorized and unissued shares available to provide flexibility to the Company in structuring its capitalization, and in accommodating the other needs of the Company for available Common Stock.

The Board of Directors has approved and recommends to the stockholders approval of the proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40 million to 100 million. If the stockholders approve this proposal, Paragraph (a) of Article Fourth of the Company=s Certificate of Incorporation will be amended to read in its entirety as follows:


          "FOURTH: (a) The total number of shares of stock which the Corporation shall have authority to issue is one hundred five million (105,000,000), of which one hundred million (100,000,000) shares of the par value of Two Cents ($0.02) each, amounting in the aggregate to two million dollars ($2,000,000), shall be Common Stock and of which five million (5,000,000) shares of the par value of Ten Cents ($0.10) each, amounting in the aggregate to five hundred thousand dollars ($500,000), shall be Preferred Stock."

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

The purpose of the proposed increase in the number of authorized shares of Common Stock is to ensure that additional shares of Common Stock will be available, if and when needed, for issuance from time to time for any proper purpose approved by the Board of Directors. Although there are no present arrangements for the issuance of additional shares of Common Stock, the Board of Directors believes that the availability of the additional authorized shares of Common Stock for issuance upon approval of the Board of Directors for a proper purpose, will be beneficial to the Company and its stockholders by providing the Company with the flexibility required to consider and respond to future business opportunities and other needs as they arise.

If the proposed amendment is approved by the stockholders, the Board of Directors does not presently intend to seek further shareholder approval with respect to any particular issuance of shares, unless required by applicable law, by regulatory authorities, or by the policies, rules and regulations of the New York Stock Exchange or such other stock exchange on which the Company's securities may then be listed.

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future and, therefore, future issuances of Common Stock, depending upon the circumstances, may have a dilutive effect on the earnings per share, book value per share, voting power and other interests of the existing stockholders.

VOTE NECESSARY TO APPROVE THE PROPOSAL

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary for approval of the proposal. Therefore, abstentions and broker non-votes effectively count as votes against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                                 OTHER BUSINESS

The Company is not aware of any business to be acted upon at the Special Meeting other than that which is explained in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

You may submit proposals for consideration at future stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in Dallas Semiconductor's proxy statement for next year's annual meeting, presently proposed to be held on April 25, 2000, the written proposal must be received by Dallas Semiconductor no later than December 3, 1999. Any such proposal also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, pursuant to our By-laws, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by Dallas Semiconductor no later than January 26, 2000, and shall contain such information as required under our By-laws.

         Our By-laws also permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at an annual stockholder meeting, it is necessary that you notify Dallas Semiconductor not fewer than 90 days in advance of the annual meeting of stockholders. Thus, since next year's annual meeting is presently proposed to be held on April 25, 2000, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by Dallas Semiconductor not later than January 26, 2000. In addition, the notice must meet all other requirements contained in our By-laws. If such proposal is timely received by Dallas Semiconductor and is in accordance with our By-laws, management's discretion to vote proxies with respect to such proposal will be limited by the provisions of Rule 14a-4, which is one of the proxy rules promulgated by the Securities and Exchange Commission.

         You may contact the Dallas Semiconductor Corporate Secretary at our Company headquarters for a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominating director candidates.

                                  MISCELLANEOUS

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the proxy and the material used in the solicitation thereof will be borne by the Company. Proxies may be solicited by directors and regular officers and employees of the Company by means of personal interview, telephone or telegram. In addition, the Company has retained ChaseMellon Shareholder Services, LLC to assist in the solicitation of proxies, and it is estimated that their charges and expenses for such solicitations will not exceed [$7500]. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Marla K. Suggs
                                              ----------------------------------
                                              Marla K. Suggs
                                              Secretary
Dallas, Texas
November 24, 1999

                                                            NO. OF SHARES ______
                                      PROXY

                        DALLAS SEMICONDUCTOR CORPORATION
                           4401 SOUTH BELTWOOD PARKWAY
                            DALLAS, TEXAS 75244-3292

                         SPECIAL MEETING OF STOCKHOLDERS
                                DECEMBER 21, 1999

The undersigned hereby appoints C.V. Prothro and Chao C. Mai, and each of them severally, as their proxies with full power of substitution and resubstitution for and in the name, place and stead of the undersigned to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the Special Meeting of Stockholders to be held at the office of the Company located at 4401 South Beltwood Parkway, Dallas, Texas, at 8:30 a.m., local time, on December 21, 1999, and at any adjournments or postponements thereof, as specified below:

1. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40 MILLION SHARES TO 100 MILLION SHARES.

         FOR                    AGAINST                    ABSTAIN

2. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxies) are authorized to vote upon such other business as may properly come before the Special Meeting.

               PLEASE SIGN AND DATE ON REVERSE SIDE OF THIS PROXY.

This proxy, when properly executed, will be voted as specified. If no specification is made, this proxy will be voted FOR the adoption of the proposal to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 40 million shares to 100 million shares.

                                         Dated:___________________________, 1999

                                         PLEASE SIGN NAME  EXACTLY AS IT APPEARS
                                         ON  STOCK  CERTIFICATE.   ONLY  ONE  OF
                                         SEVERAL   JOINT   OWNERS   NEED   SIGN.
                                         FIDUCIARIES SHOULD GIVE FULL TITLE.


                                         Signature


                                         Title


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. IF NO SPECIFICATION
         IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND THE
                          CERTIFICATE OF INCORPORATION.